                      ASSIGNMENT AGREEMENT
                      --------------------

          THIS ASSIGNMENT AGREEMENT (this "Assignment") is made and entered into this 3rd day of February, 1997, by and between Bev Taylor as sole Trustee of the Bev Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990, February 26, 1992 and February 20, 1996, Bev Taylor as sole Trustee of the Frances K. Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990 and February 26, 1992, and Bev Taylor, an individual (collectively the "Assignors"), and HI-FLIER, INC., a Nevada corporation ("Assignee").

          WHEREAS, the Bev Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990, February 26, 1992 and February 20, 1996 (the "Trust") is the holder of certain promissory notes of Handi-Pac, Inc., d/b/a Steven Manufacturing Company, described on Exhibit A attached hereto and incorporated herein by reference hereto (the "Secured Obligations"); and

          WHEREAS, the Trust proposes to assign without recourse to Assignee all of its rights, title and interest in and to the Secured Obligations on the terms and conditions set forth herein, the Assignors propose to assign without recourse to Assignee all of their rights, title and interest with respect to the other documents identified on Exhibit A attached hereto and incorporated herein by reference (the "Loan Documents"), and Assignee proposes to accept the assignment of such rights, title and interest from Assignors on such terms and subject to such conditions;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1.  ASSIGNMENT.  On the terms and
          ---------   ----------
conditions set forth herein, the Trust hereby sells, assigns and transfers to Assignee without recourse all of its rights, title and interest in, to and under the Secured Obligations, and Assignors hereby sell, assign and transfer to Assignee without recourse all of their respective rights, title and interest with respect to the Secured Obligations and the other Loan Documents; and Assignee accepts such sale, assignment and transfer.

          SECTION 2.  PAYMENT.  As consideration for the
          ---------   -------
sale, assignment and transfer of all of the rights, title and interest of the Assignors with respect to the Secured Obligations, Assignee hereby agrees to pay to Assignors on the date hereof the sum of Three Hundred Fifty Thousand Dollars ($350,000.00) by Treasurer's check drawn upon the Summit Bank, receipt of which is hereby acknowledged. The consideration paid for the Secured Obligations shall be allocated as set forth on Schedule 1
hereto.                                        ----------

          SECTION 3.  PRECONDITIONS.  The payment required
          ---------   -------------
under Section 2 above is expressly conditioned upon and has been made in reliance upon Assignors' assurances that (i) all original Notes which have not, on their face, been made payable to or endorsed over to the Trust, have been endorsed on the face of such Notes pay to the order of the Trust by all prior holders of such Notes, (ii) each such Note evidencing any of the Secured Obligations has been amended by Handi-Pac, Inc. and the Assignors prior to their assignment hereunder to delete any prohibition of assignability from the face of such Notes, (iii) the Trust has contemporaneously with this assignment endorsed the original Notes under the endorsement "Pay to the order of Hi-Flier, Inc." and has delivered the originals thereof to Assignee, or for each Note which Assignors have lost and cannot locate the original thereof, the Trust shall have given Handi-Pac, Inc. a lost instrument affidavit in favor of Handi-Pac, Inc. in form and substance acceptable to Assignee and shall have caused Handi-Pac, Inc. to issue a replacement note for each such missing Note in the present outstanding principal amount of each such missing Note and otherwise in form and substance acceptable to Assignee, and (iv) Assignors have delivered to Assignee contemporaneously with this assignment the originals of the other Loan Documents identified on Exhibit A attached hereto and incorporated herein by reference, together with such UCC-3 Assignments duly executed by Assignors in the form of Group Exhibit B attached hereto and incorporated herein by reference.

          SECTION 4.  FURTHER ASSURANCES.  Assignors
          ---------   ------------------
covenant and agree to execute and deliver to Assignee such other and further documents of transfer as Assignee may reasonably require in order to carry out the assignment of the Secured
Obligations contemplated hereunder.

          SECTION 5.  REPRESENTATIONS AND WARRANTIES.
          ---------   ------------------------------
Assignors hereby expressly represent and warrant to Assignee the following:

               (a)       The original signatures on each of the
Loan Documents are genuine;

               (b) That prior to this assignment Assignors hold title to the Loan Documents and have the right to assign each of them to Assignee as set forth herein, and Assignors have made no prior assignment of any of the Secured Obligations except for the assignment of Redemption Note I (as identified on Exhibit A) by the Frances K. Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990 and February 26, 1992 to Bev Taylor as sole trustee of the Frances K. Taylor Marital Trust following the death of Frances K. Taylor, and the further assignment thereof by the Frances K. Taylor Marital Trust to Bev Taylor as sole trustee of the Bev Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990, February 26, 1992 and February 20, 1996 pursuant to an Assignment dated January 30, 1997;

               (c) That Assignors have not subordinated or otherwise agreed to any limitation on payment of any of the Secured Obligations or any collateral therefor pursuant to any agreements with any third parties, except for the Subordination Agreement dated March 15, 1996 made by Assignors in favor of Commerce Warren County Bank to subordinate the Secured Obligations and Assignors' security interest in Handi-Pac, Inc.'s accounts receivable to the debt and security interest in favor of Commerce Warren County Bank;

               (d)       As of the date of this assignment, the
aggregate outstanding principal balance due under the Notes on the date hereof is as set forth on Exhibit A, that all accrued and unpaid interest on the Notes has been written off up to and including the date of this Agreement; and

               (e) Bev Taylor is presently the sole Trustee of the Bev Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990, February 26, 1992 and February 20, 1996 and of the Frances K. Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990 and February 26, 1992, and as such Bev Taylor is authorized and empowered to execute this Assignment Agreement on behalf of each such trust and to endorse each of the Notes on behalf of each such trust.

          Assignors make no representations or warranties with respect to the financial condition of Handi-Pac, Inc. or any other maker, obligor, guarantor or any other party to or liable under any of the Loan Documents or the collectibility of any amount due under the Loan Documents.

          SECTION 6.  AGENT FEES.  Assignors and Assignee
          ---------   ----------
agree that neither has contracted with any agent or broker for purposes of this Assignment, and that no fee is owed to any party by Assignors or Assignee with respect to the transactions contemplated hereunder.

          SECTION 7.  GOVERNING LAW.  This Assignment shall
          ---------   -------------
be governed by and construed in accordance with the internal laws of the State of Missouri.

          SECTION 8.  BINDING EFFECT.  This Assignment
          ---------   --------------
shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

          SECTION 9.  ENTIRE AGREEMENT.  This Assignment
          ---------   ----------------
and Exhibit A and Group Exhibit B attached hereto constitute the entire agreement between the parties hereto relating to the subject matter hereof and supersede all oral statements or other writings with respect to the subject matter hereof.

          SECTION 10.  INDEPENDENT EXAMINATION AND APPRAISAL.
          ----------   -------------------------------------
Assignee acknowledges and agrees that:

               (a) Assignee has had the opportunity to review and inspect the Loan Documents and to ask any questions and to obtain any information available to Assignors which may be disclosed to Assignee under applicable law or regulation;

               (b) Assignee has had the opportunity to make his own independent investigation and appraise all of the facts and circumstances relevant to determine the creditworthiness and financial affairs of any maker, obligor, guarantor or other party to or liable under any of the Loan Documents and with respect to any real or personal property purporting to be secured by any of the Loan Documents;

               (c) Assignee is a sophisticated investor with knowledge and understanding of the risks inherent in purchasing obligations evidenced by documents such as the Loan Documents; and

               (d) The Assignee understands that certain of the Secured Obligations have matured and that payments which are due under the Loan Documents have not been paid when due and are substantially overdue as of the Closing Date.

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement this 3rd day of February, 1997.

                              "Assignors"


                              /s/ Bev Taylor
                              -------------------------------------------------
                              Bev Taylor, Sole Trustee of the Bev Taylor
                              Revocable Trust dated November 25, 1987, as
                              amended January 17, 1990, February 26, 1992 and February 20, 1996



                              /s/ Bev Taylor
                              -------------------------------------------------
                              Bev Taylor, Sole Trustee of the Frances K. Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990 and February 26, 1992


                              /s/ Bev Taylor
                              -------------------------------------------------
                              Bev Taylor, in his individual capacity

                              "Assignee"

                              HI-FLIER, INC.


                              By: /s/ David A. Segal
                                 ----------------------------------------------
                              Name: David A. Segal
                              Title: President
                                    -------------------------------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )


          On this 3rd day of February, 1997, before me personally appeared Bev Taylor, to me personally known, who, being by me duly sworn, did say that he is the sole trustee of the Bev Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990, February 26, 1992 and February 20, 1996, and that said instrument was signed by said trustee on behalf of said trust by authority of the instrument establishing such trust, and said Bev Taylor acknowledged said instrument to be the free act and deed of said trustee and such trust.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

(Seal)

                              /s/ Denise A. DeRouen
                              -----------------------------------
                              Notary Public

My Commission Expires:

  November 18, 1997
----------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )


          On this 3rd day of February, 1997, before me personally appeared Bev Taylor, to me personally known, who, being by me duly sworn, did say that he is the sole trustee of the Frances K. Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990 and February 26, 1992, and that said instrument was signed by said trustee on behalf of said trust by authority of the instrument establishing such trust, and said Bev Taylor acknowledged said instrument to be the free act and deed of said trustee and such trust.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

(Seal)

                              /s/ Denise A. DeRouen
                              -----------------------------------
                              Notary Public

My Commission Expires:

  November 18, 1997
----------------------



STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )


          On this 3rd day of February, 1997, before me personally appeared Bev Taylor, to me personally known, who, being by me duly sworn, did say that he signed the foregoing instrument as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

(Seal)

                              /s/ Denise A. DeRouen
                              -----------------------------------
                              Notary Public

My Commission Expires:

  November 18, 1997
----------------------

STATE OF MISSOURI   )
                    )  SS.
CITY OF ST. LOUIS   )


          On this 3rd day of February, 1997, before me personally appeared David A. Segal, to me personally known, who, being by me duly sworn, did say that he is the President of Hi-Flier, Inc., a Nevada corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and said David A. Segal acknowledged said instrument to be the free act and deed of said corporation.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

(Seal)

                              /s/ Denise A. DeRouen
                              -----------------------------------
                              Notary Public

My Commission Expires:

  November 18, 1997
----------------------







                                                        600680.11

                 Schedule 1
                 ----------


Settlement Note              $131,859.46
Redemption Note I             161,598.58
Redemption Note II             56,541.96
                             -----------
                             $350,000.00

                          Exhibit A
                          ---------

Secured Obligations:
-------------------

          1. Promissory Note dated November 1, 1993, made by Handi-Pac, Inc. payable to the order of Bev Taylor and Frances K. Taylor, Trustees of the Bev Taylor Revocable Trust as amended January 17, 1990, in the original principal amount of $400,000.00 (the "Settlement Note"). As of the date of this Assignment Agreement, the outstanding principal balance of the Settlement Note is $131,859.46. Interest on the Settlement Note has been paid or written off through February 3, 1997.

          2. Redemption Note dated April 30, 1992, made by Handi-Pac, Inc. payable to the order of Bev Taylor and Frances K. Taylor, Trustees of the Frances K. Taylor Revocable Trust as amended January 17, 1990, in the original principal amount of $666,711.00 (the "Redemption Note I"). As of the date of this Assignment Agreement, the outstanding principal balance of Redemption Note I is $161,598.58. Interest on Redemption Note I has been paid or written off through February 3, 1997.

          3. Redemption Note dated April 30, 1992, made by Handi-Pac, Inc. payable to the order of Bev Taylor and Frances K. Taylor, Trustees of the Bev Taylor Revocable Trust as amended January 17, 1990, in the original principal amount of $233,289.00 (the "Redemption Note II"). As of the date of this Assignment Agreement, the outstanding principal balance of Redemption Note II is $56,541.96. Interest on Redemption Note II has been paid or written off through February 3, 1997.

Loan Documents:
--------------

1. The Settlement Note, Redemption Note I and Redemption Note II (collectively, the "Notes").

2. Security Agreement dated April 30, 1992 made by Handi-Pac, Inc. in favor of Bev Taylor and Frances K. Taylor, Trustees of the Bev Taylor Revocable Trust as amended January 17, 1990, Bev Taylor and Frances K. Taylor, Trustees of the Frances K. Taylor Revocable Trust as amended January 17, 1990, and Bev Taylor, individually, as secured parties.

3. Two certain UCC-1 financing statements, numbers 2127521 and 16565, filed respectively with the Missouri Secretary of State and the Gasconade County Recorder of Deeds, executed by Handi-Pac, Inc., as debtor, and the Bev Taylor Revocable Trust as amended January 17, 1990 and the Frances K. Taylor
     Revocable Trust as amended January 17, 1990, as secured parties.

                       Group Exhibit B
                       ---------------

             (Forms of UCC-3 Assignments Attached)

                                    - 10 -